UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): April 28, 2016

Rowan Companies plc

(Exact name of registrant as specified in its charter)

England and Wales (State or Other Jurisdiction of Incorporation or Organization)	1-5491 (Commission File Number)	98-1023315 (I.R.S. Employer Identification Number)

Rowan Companies plc 2800 Post Oak Boulevard Suite 5450 Houston, Texas (Address of Principal Executive Offices)		77056-6189 (Zip Code)

Registrant’s telephone number, including area code: (713) 621-7800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Director Retirements. As previously disclosed, W. Matt Ralls (Executive Chairman) and William T. Fox III retired from the Board of Directors as of April 28, 2016 at the end of their regular term and did not stand for re-election. The Board appointed Sir Graham Hearne as the independent, non-executive Chairman of the Board effective as of April 28, 2016. The Board has also approved an additional retainer of $150,000 for the independent Chairman of the Board.

2013 Rowan Companies plc Incentive Plan. As previously disclosed, the 2013 Rowan Companies plc Incentive Plan (the “2013 Plan”) was approved by shareholders at the annual general meeting of shareholders held on April 26, 2013. A description of the 2013 Plan is set forth in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2013 (the “2013 Proxy Statement”). The description of the 2013 Plan is qualified in its entirety by reference to the full text of the 2013 Plan, which was included as Annex A to the 2013 Proxy Statement, and incorporated herein by reference.

Amendment to Plan. The Board amended the 2013 Plan effective April 25, 2014 to make non-material changes to clarify the definition of fair market value. A copy of the amendment is attached as Exhibit 10.3 to the Current Report on Form 8-K filed with the SEC on May 1, 2014, and incorporated herein by reference.

Further Amendment to Plan. The Compensation Committee recommended to the Board of Directors (the “Board), and the Board approved and adopted an additional amendment (the “Amendment”) to the 2013 Plan, as amended, on February 25, 2016, subject to shareholder approval. As shown under Proposal 4 below, the Amendment was approved by shareholders, and became effective at the annual general meeting held on April 28, 2016.

The Amendment amends the 2013 Plan in the following respects:

•	The Amendment increases the aggregate number of Class A ordinary shares with respect to which awards may be granted under the 2013 Plan, such that the total number of shares available for grant under the 2013 Plan, as amended, will be 11,393,768, which is a net increase of 7,800,000 new shares added to the 3,593,768 shares which remained available for grant under the 2013 Plan as of December 31, 2015. The Amendment provides that the number of ordinary shares available for grant under the 2013 Plan, as amended, will be reduced by one share for each share subject to any option or share appreciation right, and 2.24 shares for each share subject to a full value award, in each case, granted under the 2013 Plan on or after the effective date of the Amendment.

•	The Amendment revises the limits applicable to cash awards granted under the 2013 Plan, such that the maximum grant-date value of cash awards granted to any one person in respect of any one-year period may not exceed $15,000,000.

A description of the Amendment is set forth in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on March 11, 2016 (the “2016 Proxy Statement”). The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which was included as Exhibit I to the 2016 Proxy Statement.

New Restricted Share Award Notice for Non-Employee Directors. In conjunction with the approval of the Amendment, the Board of Directors adopted and approved a form of restricted share award notice pursuant to which non-employee director restricted share awards may be issued under the Plan. The form of restricted share award notice provides that the restricted shares subject thereto will vest in full upon the earlier of (a) the first annual meeting of the Company’s shareholders to occur following the grant date and (b) the one-year anniversary of the applicable grant date, subject to the holder’s continued service as a director through the applicable vesting date, and further subject to accelerated vesting of such restricted shares upon the holder’s death.  In addition, pursuant to the award notice, the restricted shares are non-transferable other than in accordance with the terms of the Plan.  A copy of the form of award notice is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

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Item 5.07 Submission of Matters to a Vote of Security Holders

The final voting results on each of the matters submitted to a vote of shareholders during the 2016 Annual General Meeting held on April 28, 2016 (the “Meeting”) are shown below. As of the record date, March 1, 2016, there were approximately 124,825,724 Class A Ordinary Shares (“Shares”) outstanding and entitled to vote at the Meeting. The holders of a total of 104,855,376 Shares (84.00%) were present in person or by proxy at the Meeting, thereby reaching quorum. All of the proposals were approved with the requisite vote.

Proposal No. 1a – To re-elect by ordinary resolution William E. Albrecht for a term to expire at the annual general meeting of shareholders to be held in 2017:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
96,523,791	1,230,906	34,380	7,066,299

 Proposal No. 1b – To re-elect by ordinary resolution Thomas P. Burke for a term to expire at the annual general meeting of shareholders to be held in 2017:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
96,775,106	986,771	27,200	7,066,299

Proposal No. 1c – To re-elect by ordinary resolution Sir Graham Hearne for a term to expire at the annual general meeting of shareholders to be held in 2017:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
94,742,304	3,012,072	34,701	7,066,299

Proposal No. 1d – To re-elect by ordinary resolution Thomas R. Hix for a term to expire at the annual general meeting of shareholders to be held in 2017:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
94,832,801	2,886,827	69,449	7,066,299

Proposal No. 1e – To elect by ordinary resolution Jack B. Moore for a term to expire at the annual general meeting of shareholders to be held in 2017:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
96,820,621	934,301	34,155	7,066,299

Proposal No. 1f – To re-elect by ordinary resolution Suzanne P. Nimocks for a term to expire at the annual general meeting of shareholders to be held in 2017:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
94,422,387	3,333,652	33,038	7,066,299

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Proposal No. 1g – To re-elect by ordinary resolution P. Dexter Peacock for a term to expire at the annual general meeting of shareholders to be held in 2017:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
95,039,480	2,713,274	36,323	7,066,299

Proposal No. 1h – To re-elect by ordinary resolution John J. Quicke for a term to expire at the annual general meeting of shareholders to be held in 2017:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
94,860,308	2,892,473	36,296	7,066,299

Proposal No. 1i – To re-elect by ordinary resolution Tore I. Sandvold for a term to expire at the annual general meeting of shareholders to be held in 2017:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
95,230,822	2,524,314	33,941	7,066,299

Proposal No. 2 – To ratify the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s U.S. independent registered public accounting firm for 2016:

Votes For	Votes Against	Votes Abstaining
102,099,062	2,594,816	161,498

Proposal No. 3 – To approve, as a non-binding advisory vote the Company’s named executive officer compensation as reported in the 2016 proxy statement (in accordance with requirements applicable to companies subject to SEC reporting requirements under the Exchange Act):

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
93,907,261	3,825,608	56,208	7,066,299

 Proposal No. 4 – To approve an amendment to the 2013 Rowan Companies plc Incentive Plan:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
92,469,032	5,260,056	59,989	7,066,299

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1*	Form of Non-Employee Director Restricted Share Award Notice

*Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2016	Rowan Companies plc

	By:	/s/ Melanie M. Trent
Melanie M. Trent Executive Vice President, General Counsel, and Chief Administrative Officer

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Index to Exhibits

Exhibit No.	Description

10.1*	Form of Non-Employee Director Restricted Share Award Notice

*Filed herewith.

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